EATON VANCE SHORT DURATION INFLATION-PROTECTED INCOME FUND

Supplement to Prospectus dated March 1, 2022 as revised April 29, 2022

The following changes are effective May 23, 2022:

1.The following replaces the third paragraph under “Principal Investment Strategies” in “Fund Summary”:

The Fund may invest in one or more of the following registered investment companies sponsored by the Eaton Vance organization: Eaton Vance Floating Rate Portfolio, Senior Debt Portfolio and Short Duration Inflation-Protected Income Portfolio (each, a “Portfolio”). Each Portfolio is described in “Further Information about the Portfolios” in the Fund Prospectus. The Fund’s portfolio managers, taking market and other factors into consideration, determine the percentage of the Fund’s assets to be invested in each Portfolio. The portfolio managers may sell a security when the investment adviser’s valuation target is reached, the fundamentals of the company change or to pursue more attractive investment options.  The portfolio managers may also consider financially material environmental, social and governance factors in evaluating an issuer.  These considerations may be taken into account alongside other fundamental research in the investment selection process.

2.The following replaces the first paragraph under “Investment Objective & Principal Policies and Risks”:

The investment objective and principal investment policies and risks of the Fund are described in its Fund Summary.  Set forth below is additional information about such policies and risks, as well as information about other types of investments and practices in which the Fund may engage from time to time, unless otherwise noted.  The Fund seeks its objective by allocating its assets to certain registered investment companies managed by Eaton Vance and its affiliates (“Portfolios”).  References to the Fund below are to the Fund and/or to one or more of the Portfolios in which it may invest.  A listing of the Eaton Vance funds and their prospectuses may be found on the Eaton Vance website (www.eatonvance.com).  The Fund posts information about the allocation of its assets to the Eaton Vance website periodically.  See also “Strategies and Risks” in the Statement of Additional Information (“SAI”).  The Fund may invest in one or more of the following Portfolios: Eaton Vance Floating Rate Portfolio; Senior Debt Portfolio; and Short Duration Inflation-Protected Income Portfolio.

3.The following is added under “Further Information about the Portfolio(s)”:

Short Duration Inflation-Protected Income Portfolio.  Under normal market conditions, the Portfolio seeks to achieve its investment objective of real return by investing at least 80% of its net assets (plus any borrowings for investment purposes) in “inflation protected” instruments, which include (i) inflation-indexed debt obligations of varying maturities issued by the United States and non-U.S. governments, their agencies or instrumentalities (such as Treasury Inflation Protected Securities, or “TIPS”), corporations and other issuers and (ii) other fixed or floating-rate debt obligations (including junior and senior loans (“loans”)) with respect to which the Portfolio enters into agreements to swap nominal interest payments for payments based on changes in the U.S. Consumer Price Index (“CPI”) or other measures of inflation (the “80% Policy”). Real return is defined as total return less the estimated cost of inflation (typically measured by the change in an official inflation measure). The Portfolio will limit its real duration to 3.5 years or less and will maintain a weighted average credit quality of investment grade (rated BBB or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or by Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset‐backed securities (“ABS”) and mortgage‐backed securities (“MBS”)) or, if unrated, determined by the investment adviser to be of comparable quality). The Portfolio is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a “diversified” fund.

The Portfolio may invest up to 10% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio may invest in instruments rated below investment grade (below BBB by Moody’s, or equivalently rated by S&P or Fitch, or Kroll (for securitized debt instruments only), or, if unrated, determined by the investment adviser to be of comparable quality). The Portfolio may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may invest in repurchase agreements or reverse repurchase agreements. Such instruments may be entered into for purposes of investment leverage. Forward purchases of inflation-indexed debt obligations of varying maturities issued by the United States and non-U.S. governments, their agencies or instrumentalities (such as TIPS), corporations and other issuers will be considered “inflation protected” instruments for purposes of the Portfolio’s 80% Policy. The Portfolio may invest in derivative instruments, such as swap agreements, options, forward foreign currency exchange contracts, futures contracts or options on futures. There is no stated limit on the Portfolio’s use of derivatives. The Portfolio also may engage in short sales, lend its securities, invest in restricted securities, MBS, commercial MBS or ABS and is authorized to borrow for investment purposes. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as dollar rolls).

The portfolio managers may sell a security when the investment adviser’s valuation target is reached, the fundamentals of the company change or to pursue more attractive investment options.  The portfolio managers may also consider financially material environmental, social and governance factors in evaluating an issuer.  These considerations may be taken into account alongside other fundamental research in the investment selection process.

The investment adviser manages the Portfolio’s investments pursuant to an investment advisory agreement.  Under its investment advisory agreement with the Portfolio, BMR receives the following advisory fee based on average daily net assets.  The fee is payable monthly.

Average Daily Net Assets for the Month	Annual Fee Rate
Up to $1 billion	0.45%
$1 billion but less than $2.5 billion	0.43%
$2.5 billion but less than $5 billion	0.41%
$5 billion and over	0.40%

The Portfolio is managed by Jason DesLauriers and Brian S. Ellis since its commencement of operations in May 2022.    Messrs. Ellis and DesLauriers are Vice Presidents of Eaton Vance and BMR and have been employed by the Eaton Vance organization for more than five years.  Mr. Ellis also manages other funds and portfolios.

May 16, 2022	40707 5.16.22

EATON VANCE SHORT DURATION INFLATION-PROTECTED INCOME FUND

Supplement to Statement of Additional Information dated March 1, 2022 as revised April 29, 2022

The following changes are effective May 23, 2022:

1.The following replaces the fifth paragraph and tables under “Strategies and Risks”:

“SDIPIP” refers to Short Duration Inflation-Protected Income Portfolio, an investment option for the Fund; and

Eaton Vance Short Duration Inflation-Protected Income Fund (“SDIPI”) may invest in the Portfolios (FRP, SDP and SDIPIP) and therefore may have exposure to each of the investments or investment techniques identified below for the Portfolios.

Investment Type	FRP	SDP	SDIPI	SDIPIP
Asset-Backed Securities (“ABS”)	√	√	√	√
Auction Rate Securities
Build America Bonds
Call and Put Features on Securities			√	√
Collateralized Mortgage Obligations (“CMOs”)			√	√
Commercial Mortgage-Backed Securities (“CMBS”)			√	√
Commodity-Related Investments
Common Stocks	√	√	√	√
Contingent Convertible Securities
Convertible Securities	√	√
Credit Linked Securities			√	√
Derivative Instruments and Related Risks	√	√	√	√
Direct Investments
Derivative-Linked and Commodity-Linked Hybrid Instruments
Emerging Market Investments	√	√	√	√
Equity Investments	√	√	√	√
Equity-Linked Securities
Event-Linked Instruments
Exchange-Traded Funds (“ETFs”)	√	√	√	√
Exchange-Traded Notes (“ETNs”)
Fixed-Income Securities	√	√	√	√
Foreign Currency Transactions	√	√	√	√
Foreign Investments	√	√	√	√
Forward Foreign Currency Exchange Contracts	√	√	√	√
Forward Rate Agreements			√	√
Futures Contracts	√	√	√	√
Hybrid Securities	√	√	√	√
Illiquid Investments	√	√	√	√

Investment Type	FRP	SDP	SDIPI	SDIPIP
Indexed Securities			√	√
Inflation-Indexed (or Inflation-Linked) Bonds	√	√	√	√
Junior Loans	√	√	√(1)	√(1)
Liquidity or Protective Put Agreements
Loans	√	√	√	√
Lower Rated Investments	√	√	√	√
Master Limited Partnerships (“MLPs”)
Money Market Instruments	√	√	√	√
Mortgage-Backed Securities (“MBS”)	√	√	√	√
Mortgage Dollar Rolls			√	√
Municipal Lease Obligations (“MLOs”)
Municipal Obligations
Option Contracts	√	√	√	√
Pooled Investment Vehicles	√	√	√	√
Preferred Stock	√	√
Real Estate Investments	√	√	√	√
Repurchase Agreements	√	√	√	√
Residual Interest Bonds
Reverse Repurchase Agreements			√	√
Rights and Warrants	√	√
Royalty Bonds
Senior Loans	√	√	√	√
Short Sales			√	√
Stripped Securities			√	√
Structured Notes	√	√	√	√
Swap Agreements	√	√	√(2)	√(2)
Swaptions	√	√	√	√
Trust Certificates
U.S. Government Securities	√	√	√	√
Unlisted Securities	√	√
Variable Rate Instruments			√	√
When-Issued Securities, Delayed Delivery and Forward Commitments	√	√	√	√
Zero Coupon Bonds, Deep Discount Bonds and Payment-In-Kind (“PIK”) Securities	√	√	√	√

Other Disclosures Regarding Investment Practices	FRP	SDP	SDIPI	SDIPIP
Asset Coverage	√	√	√	√
Average Effective Maturity
Borrowing for Investment Purposes		√	√	√
Borrowing for Temporary Purposes	√	√	√	√

Other Disclosures Regarding Investment Practices	FRP	SDP	SDIPI	SDIPIP
Cybersecurity Risk	√	√	√	√
Diversified Status	√	√
Dividend Capture Trading
Duration			√	√
Investing in a Portfolio	√	√	√	√
Investments in the Subsidiary
LIBOR Transition and Associated Risk	√	√	√	√
Operational Risk	√	√	√	√
Option Strategy
Participation in the ReFlow Liquidity Program(3)	√	√	√	√
Portfolio Turnover	√	√	√	√
Restricted Securities	√	√	√	√
Securities Lending	√	√	√	√
Short-Term Trading			√	√
Significant Exposure to Health Sciences Companies
Significant Exposure to Smaller Companies
Significant Exposure to Utilities and Financial Services Sectors
Tax-Managed Investing

(1)The adviser intends to limit commitments in bridge loan facilities to less than 5% of the Fund’s assets.

(2)Will enter into interest rate and total return swaps only on a net basis (i.e., the two payment streams are netted out, with a Portfolio (or Fund) receiving or paying, as the case may be, only the net amount of the two payments).  See “Swap Agreements” for additional information.

(3)A fund investing in a Portfolio may participate in the ReFlow Liquidity Program.

2.The following replaces the first two sentences in the first paragraph under “Portfolio Organization” under “Management and Organization”:

Each of FRP, SDP and SDIPIP were organized as a trust with transferable interests, commonly referred to as a “Massachusetts business trust” on December 14, 2009, December 14, 2009 and March 10, 2022, respectively, and intends to be treated as a partnership for federal tax purposes.  Prior to December 14, 2009, FRP and SDP were organized as New York trusts on June 19, 2000 and May 1, 1992, respectively.

3.The following replaces the first sentence under “Investment Advisory Services.” under “Investment Advisory and Administrative Services”:

As described in the Prospectus, upon the closing of the transaction by which Morgan Stanley acquired EVC (the “Transaction”), the Fund entered into a new Investment Advisory Agreement with Eaton Vance and FRP and SDP entered into a new Investment Advisory Agreement with BMR.

May 16, 2022